                                                                   Exhibit 10.10

                       LENDER AGREEMENT FOR GUARANTEE OF
                     STUDENT LOANS WITH FEDERAL REINSURANCE
                           (SECONDARY MARKET LENDER)


         For loans eligible for guarantee under the Higher Education Act of 1965, as amended (the "Act").

         WHEREAS, Star Bank, N.A. as Trustee for Student Loan Funding located at 425 Walnut Street, Cincinnati, OH 45202, using DE Lender ID number (*See below) (the "Lender") wishes to secure loan guarantees with the Nebraska Student Loan Program, Inc. ("NSLP") on federal student loans made to "Eligible Borrowers" (as hereinafter defined) purchased by Lender from eligible institutions pursuant to the Act; and

         WHEREAS, Lender represents that it is an eligible secondary market lender under the provisions of the Act and the "Program Rules" (as hereinafter defined).

         NOW, THEREFORE, it is mutually agreed that:

         1. The following words and terms shall have the following meanings unless otherwise herein provided or unless the context or use clearly indicates another or differing meaning or intent:

                  (a) "Act" shall mean Title IV, Part B, of the Higher Education Act of 1965, as amended, the regulations promulgated thereunder, and all official interpretations of federal requirements as issued by the U.S. Department of Education ("ED");

                  (b)      "Agreement" shall mean this Agreement;

                  (c) "Eligible Borrower" shall mean a borrower as defined by the Act;

                  (d) "Eligible Loan" shall mean a loan as defined by the Act; and

                  (e) "Program Rules" shall include, but are not limited to, the Act, the Common Manual - Unified Student Loan Policy, NSLP Operations Alerts and NSLP correspondent materials. All such Program Rules, as amended from time to time, are specifically incorporated into and made a part of this Agreement.

         2. NSLP shall guarantee Eligible Loans held by the Lender which have been acquired in conformance with the Program Rules. For each twelve month term commencing with the date of this Agreement and continuing with the anniversary date thereof for all years thereafter, Lender shall purchase Eligible Loans in an amount not to exceed $60,000,000. In conjunction with the purchase of Eligible Loans, NSLP shall provide guarantee and related services to Lender in conformance with the Act and the Program Rules. NSLP shall review the principal amount of Eligible Loans on a quarterly basis to determine compliance with respect to this provision.

*829626, 830631, 831008, 831299, 831455, 831640, 831692, 831785, 833361, 833207

         3. NSLP and the Lender agree that upon the default of a promissory note and the filing of a claim on such promissory note by the Lender, such claim shall be processed as provided for in the Program Rules.

         4. NSLP agrees to maintain reserves as defined by the Act for the payment of claims/purchase of loans pursuant to the reinsurance contracts with the Secretary of Education.

         5. Lender shall only purchase Eligible Loans made by qualified lenders to Eligible Borrowers permitted by the Program Rules.

         6. The Lender shall determine that each Eligible Loan obligation is a legal, valid and binding obligation of the Eligible Borrower, and shall engage in the requisite due diligence relative to the purchase, servicing, and collection of Eligible Loans as required by the Program Rules. Lender shall document in the loan file the basis on which it made its determination and due diligence and retain the same for the term required by the Program Rules. Lender acknowledges that NSLP has no responsibility to review determinations or due diligence activity of Lender.

         7. Lender shall notify NSLP in writing if any servicing or management of the Lender's Eligible Loans guaranteed by NSLP is done by an entity other than Lender.

         8. Each Eligible Loan purchased by Lender has been made at an interest rate not otherwise prohibited by the Act.

         9. Each Eligible Loan shall be subject to repayment on the terms stated in the Act.

         10. The Lender agrees to remit to NSLP any fees permitted by the Act and the Program Rules or as otherwise required by NSLP

         11. NSLP and the Lender agree that the guarantee on any particular Eligible Loan shall be effective for the term of that Eligible Loan on the effective date determined in accordance with the Program Rules.

         12. In purchasing and servicing Eligible Loans from Eligible Borrowers, the Lender agrees to comply with all applicable federal and state laws in addition to (and not in conflict with) the Program Rules.

         13. In the event the Lender, its servicing agent, any prior transferor, transferees or subsequent servicing agent shall violate or fail to comply with the Program Rules with respect to any Eligible Loan, Lender shall assume liability for and agrees to indemnify and keep harmless NSLP, its successors, assigns, directors, officers and agents from and against any and all liabilities, losses, damages, penalties, claims, actions, expenses and disbursements, including legal fees and expenses, imposed on, incurred by or asserted against them or any of them, in any way relating to or arising out of such violation or failure to comply with the Program Rules, irrespective of whether NSLP shall have purchased such Eligible Loans from the Lender.

         14. The Lender shall maintain for all Eligible Loans guaranteed a system of records and accounts, shall afford access thereto, and shall furnish such periodic and separate reports as may reasonably be required by the ED and NSLP under the Program Rules. For Eligible Loans paid in full or otherwise discharged, the records shall be retained by the Lender as required by the Program Rules.

         15. NSLP shall guarantee Eligible Loans without regard to sex, age, race, color, religion, handicapped status, income, national origin, or any other basis prohibited by applicable law. The Lender will not discriminate in the acquisition of Eligible Loans from originating lenders or in the treatment of Eligible Borrowers on any prohibited basis.

         16. This Agreement shall inure to the benefit of and be binding upon NSLP, the Lender and their respective successors; provided, however, this Agreement may not be assigned by either party hereto, either in whole or in part, without the prior written consent of the other party, which consent may not be unreasonably withheld.

         17. Subject to the prior written approval of the Lender, which approval shall not be unreasonably withheld, NSLP may transfer Eligible Loans which are guaranteed to any other guarantor which has given NSLP its prior written approval of such transfer. Lender may likewise transfer Eligible Loans to another NSLP-approved lender or eligible holder, and shall notify NSLP of any proposed transfer of NSLP guaranteed loans by sale, payoff or pledge to such approved lender or eligible holder.

         18.      This Agreement may be terminated by the Lender upon ninety
                  (90) days advance written notice to NSLP. The Lender is required to give NSLP ninety (90) days advance written notice of termination if the Lender intends to cease making Eligible Loans under this Agreement. This Agreement may be terminated, suspended or limited by NSLP in any manner provided for in the Program Rules. Such termination, suspension or limitation shall not affect the coverage of Eligible Loans previously guaranteed.

                  In addition, this Agreement may be terminated by NSLP upon ninety (90) days written notice to the Lender in the event NSLP intends to cease guaranteeing Eligible Loans of Lender. Lender will have 90 days from receipt of the termination notice to obtain a guarantee from NSLP on all Eligible Loans acquired prior to receipt of the termination notice.

         19. Lender agrees to indemnify and hold harmless NSLP from any obligations arising out of or related to Eligible Loans not originated, acquired or serviced in the manner required by the Act and the Program Rules.

         20. This Agreement shall be governed by the laws of the State of Nebraska, except to the extent federal law and/or regulations apply to the subject matter hereof. This Agreement shall not be varied by oral agreement but only by an instrument in writing duly executed by both parties. Any legal or equitable judicial proceeding arising out of or related to this Agreement shall be heard solely in the courts located in the City of Lincoln, Lancaster County, Nebraska, as the forum of choice of the parties to this Agreement. This Agreement represents the entire understanding of the parties with respect to the subject matter and supersedes all other communications between the parties.

         This Agreement is made this 1st day of June, 1998 .
                                    -----      -----  -----


                                                                       LENDER: Corporate Name:

                                                                       Star Bank, N.A. as Trustee for Student Loan
                                                                       Funding
                                                                       -----------------------------------------------------
                                                                       Lender ID.#:     829626, 830631, 831008,
ATTEST:                                                                                 831299, 831455, 831640, 831692,
                                                                                        831785, 833361, 833207
                                                                                    ----------------------------------------
By: /s/ Robert Jones                                                   By: /s/ Brian J. Gardner
    ------------------------------------                                  --------------------------------------------------
Title:  SENIOR TRUST OFFICER                                           Title: Senior Trust Officer
      ---------------------------------                                      -----------------------------------------------
                                                                       Signature Date: 4/21/98
                                                                                      --------------------------------------

ATTEST:                                                                NEBRASKA STUDENT LOAN PROGRAM, INC.



By:  /s/ Shaunda L. Poppe                                              By: /s/ Nancy J. Wiederspan
    ------------------------------------                                  --------------------------------------------------
Title:  Supervisor, Admin. Services                                    Title: President
      ---------------------------------                                      -----------------------------------------------
                                                                       Signature Date: 4/29/98
                                                                                      --------------------------------------

                       LENDER AGREEMENT FOR GUARANTEE OF
              FEDERAL CONSOLIDATION LOANS WITH FEDERAL REINSURANCE



         For loans eligible for guarantee under the Higher Education Act of 1965, as amended (the "Act")

         WHEREAS, Star Bank, N.A. as Trustee for Student Loan Funding located at Cincinnati, OH 45202, using DE Lender ID number (*See below) _____________ (the "Lender") wishes to secure loan guarantees with the Nebraska Student Loan Program, Inc. ("NSLP") on "Federal Consolidation Loans" (as hereinafter defined) made to "Eligible Borrowers" (as hereinafter defined); and

         WHEREAS, Lender represents that it is an "eligible lender" under the provisions of the Act and the "Program Rules" (as hereinafter defined); and

         WHEREAS, Lender has previously executed the NSLP Lender Agreement for Guarantee of Student Loans with Federal Reinsurance.

         NOW, THEREFORE, it is mutually agreed that:

         1. The following words and terms shall have the following meanings unless otherwise herein provided or unless that context or use clearly indicates another or differing meaning or intent;

                  (a) "Act" shall mean Title IV, Part B, of the Higher Education Act of 1965, as amended, the regulations promulgated thereunder, and all official interpretations of federal requirements as issued by the U.S. Department of Education ("ED");

                  (b)      "Agreement" shall mean this Agreement;

                  (c) "Eligible Borrower" shall mean a borrower as defined by the Act:

                  (d) "Eligible Loan" shall mean a loan as defined by the Act;

                  (e) "Federal Consolidation Loan" shall mean a student loan which has been consolidated pursuant to and as defined by the Act;

                  (f) "Initial Principal Amount" shall mean the principal amount of a Federal Consolidation Loan when made; and

                  (g) "Program Rules" shall include, but are not limited to, the Act, all correspondence, the Common Manual - Unified Student Loan Policy, NSLP Operations Alerts and NSLP correspondent materials. All such Program Rules, as amended from time to time, are specifically incorporated into and made a part of this Agreement.

         2. NSLP shall guarantee Federal Consolidation Loans made or acquired by the Lender which have been made in conformance with the Program Rules.

*829626, 830631, 831008, 831299, 831455, 831640, 831692, 831785, 833361, 833207

         3. NSLP and the Lender agree that upon the default with respect to a promissory note and the filing of a claim on such promissory note by the Lender, such claim shall be processed as provided for in the Program Rules.

         4. NSLP agrees to maintain reserves as defined by the Act for the payment of claims/purchase of loans pursuant to the reinsurance contracts with the Secretary of Education.

         5. Lender shall make a Federal Consolidation Loan only to discharge Eligible Loans upon an Eligible Borrower's request.

         6. Lender shall make a Federal Consolidation Loan only to those Eligible Borrowers permitted by the Program Rules.

         7. With respect to each Federal Consolidation Loan, the Lender shall determine as to each Eligible Loan obligation to be consolidated that each obligation:

                  (a) is a legal, valid and binding obligation of the Eligible Borrower;

                  (b) was made and has been continuously serviced in accordance with applicable laws and regulations and, if guaranteed, requirements of the guarantor;

                  (c) each underlying loan is currently guaranteed under the Act as of the date of the consolidation; and

                  (d) is not in default status as defined under the Act or the Program Rules.

                  Lender shall document in the loan file the basis on which it made its determination and retain that documentation for the term required by the Program Rules. Lender acknowledges that NSLP has no responsibility to review such determination of Lender.

         8. Unless otherwise required by the Act, each Federal Consolidation Loan shall be made in a principal amount which is equal to the sum of the unpaid principal and accrued unpaid interest and late charges of the Eligible Loans to be consolidated. The proceeds of each Federal Consolidation Loan will be paid to the holder of each loan to be consolidated to discharge the liability on such loans.

         9. Each Federal Consolidation Loan shall be made at the interest rate designated by the Act.

         10. Each Federal Consolidation Loan shall be subject to repayment on the terms stated in the Act.

         11. The Lender agrees to remit to NSLP any fees permitted by the Act and required by NSLP.

         12. NSLP and the Lender agree that the guarantee on any particular Federal Consolidation Loan shall be effective for the term of that Federal Consolidation Loan determined in accordance with the Program Rules, the effective date beginning on the date of receipt by NSLP of any fee with respect to that Federal Consolidation Loan or, if no fee is permitted or required, beginning on the date of disbursement by Lender of that Federal Consolidation Loan.

         13. In making Federal Consolidation Loans to Eligible Borrowers, the Lender agrees to comply with all applicable federal and state laws in addition to (and not in conflict with) the Program Rules.

         14. The Lender agrees to notify NSLP in writing within 60 days from the date that each Federal Consolidation Loan is made.

         15. The Lender shall maintain for all Federal Consolidation Loans guaranteed a system of records and accounts, shall afford access thereto, and shall furnish such periodic and separate reports as may reasonably be required by the ED and NSLP under the Program Rules. For Federal Consolidation Loans paid in full or otherwise discharged, the records shall be retained by the Lender as required by the Program Rules.

         16. NSLP shall guarantee Federal Consolidation Loans without regard to sex, age, race, color, religion, handicapped status, income, national origin, or any other basis prohibited by applicable law. The Lender will not discriminate in the making of loans to Eligible Borrowers or in the treatment of such Eligible Borrowers on any prohibited basis.

         17. This Agreement shall inure to the benefit of and be binding upon NSLP, the Lender, and their respective successors; provided, however, that this Agreement may not be assigned by either party hereto, either in whole or in part, without the prior written consent of the other party, which consent may not be unreasonably withheld.

         18. Subject to the prior written approval of the Lender, which approval shall not be unreasonably withheld, NSLP may transfer Federal Consolidation Loans which are guaranteed to any other guarantor which has given NSLP its prior written approval of such transfer. (**See below)

         19.      This Agreement may be terminated by the Lender upon ninety
                  (90) days advance written notice to NSLP. The Lender is required to give NSLP ninety (90) days advance written notice of termination if the Lender intends to cease making Federal Consolidation Loans under this Agreement. This Agreement may be terminated, suspended or limited by NSLP in any manner provided for in the Program Rules. Such termination, suspension, or limitation shall not affect the coverage of Federal Consolidation Loans previously guaranteed.

                  In addition, this Agreement may be terminated by NSLP upon ninety (90) days written notice to the Lender, in the event that NSLP intends to cease guaranteeing Federal Consolidation Loans of Lender. Upon receipt of the termination notice, Lender shall immediately cease origination and disbursement of all Consolidation Loans. Lender will have 90 days from receipt of the termination notice to obtain a guarantee from NSLP on all Consolidation Loans originated and disbursed prior to receipt of the termination notice.

         20. Lender agrees to indemnify and hold harmless NSLP from any obligations arising out of or related to Federal Consolidation Loans not originated and serviced in the manner required by the Act and the Program Rules.

**Lender may likewise transfer Eligible Loans to another NSLP-approved Lender or Eligible Holder, and shall notify NSLP of any proposed transfer of NSLP guaranteed loans by sale, payoff or pledge to such approved Lender or Eligible Holder.

         21. This Agreement shall be governed by the laws of the State of Nebraska, except to the extent federal law and or regulations apply to the subject matter hereof. This Agreement shall not be varied by oral agreement but only by an instrument in writing duly executed by both parties. Any legal or equitable judicial proceeding arising out of or related to this Agreement shall be heard solely in the courts located in the City of Lincoln, Lancaster County, Nebraska, as the forum of choice of the parties to this Agreement. This Agreement represents the entire understanding of the parties with respect to the subject matter and supersedes all other communications between the parties.

         22. Nothing contained in this Agreement amends or modifies in any way the Nebraska Student Loan Program, Inc. Lender Agreement for Guarantee of Student Loans with Federal Reinsurance between Lender and NSLP, including any addendum or amendment to that agreement.


                  This Agreement is made this 1st day of June , 1998 .
                                             -----      ------  -----


                                                                               Star Bank, N.A. as Trustee for
                                                                       LENDER: Student Loan Funding
                                                                       -----------------------------------------------------
                                                                       Lender ID.#:     829626, 830631, 831008,
ATTEST:                                                                                 831299, 831455, 831640, 831692,
                                                                                        831785, 833361, 833207
                                                                                    ----------------------------------------

By: /s/ Robert Jones                                                   By: /s/ Brian J. Gardner
    ------------------------------------                                  --------------------------------------------------
Title:  SENIOR TRUST OFFICER                                           Title: Senior Trust Officer
      ---------------------------------                                      -----------------------------------------------

                                                                       Signature Date: 4/21/98
                                                                                      --------------------------------------


         The above contract accepted in Lincoln, Nebraska this 1st day of June,
                                                              ----       ------
1998, by NSLP, which date is the effective date of this Agreement.
  ---

ATTEST:                                                                NEBRASKA STUDENT LOAN PROGRAM, INC.



By:  /s/ Shaunda L. Poppe                                              By: /s/ Nancy J. Wiederspan
    ------------------------------------                                  --------------------------------------------------
Title: Supervisor, Admin. Services                                        Nancy J. Wiederspan, President

                  NEBRASKA STUDENT LOAN PROGRAM, INC. ("NSLP")
                               LINCOLN, NEBRASKA

                            CERTIFICATE OF GUARANTEE
                                WITH RESPECT TO
                          FEDERAL CONSOLIDATION LOANS


DE Lender ID #: 829626, 830631, 831008, 831299, 831455, 831640, 831692, 831785, 833361, 833207
               -------------------------------------------------------------------------------

         WHEREAS, the Nebraska Student Loan Program, Inc. ("NSLP"), located in Lincoln, Nebraska and Star Bank, N.A. as Trustee for Student Loan Funding located in Cincinnati, OH 45202 (the "Lender") have entered into a Lender Agreement for Guarantee of Federal Consolidation Loans with Federal Reinsurance dated April 21, 1998 (the "Agreement"), and

         WHEREAS, under the Agreement, the Lender has agreed to make Federal Consolidation Loans for the purpose of discharging Eligible Loans of Eligible Borrowers; and

         WHEREAS, NSLP has agreed that such Federal Consolidation Loans, if made by Lender in accordance with the terms of the Agreement, will be guaranteed by NSLP.

         NOW, THEREFORE, to evidence its intent to guarantee, NSLP issues this Certificate of Guarantee ("Certificate") upon the following terms and conditions:

         1. All capitalized terms in this Certificate not otherwise defined herein shall have the same meaning as those capitalized terms defined in the Agreement. Such capitalized terms and definitions are specifically incorporated by reference in this Certificate.

         2. This Certificate shall be effective with respect to Federal Consolidation Loans made by Lender, from the date of the Agreement, until one of the parties terminates the Agreement.

         3. Federal Consolidation Loans guaranteed under this Agreement and this Certificate shall carry terms and conditions as required by the Act and Program Rules.

         4. Repayment of each Federal Consolidation loan will be required by the Act and Program Rules.

         5. This Certificate shall be cancelled and be of no further effect in the event that the Agreement is terminated by either party in accordance with the terms of the Agreement.

         6. This Certificate shall be cancelled by NSLP, either finally or temporarily or the effectiveness of this Certificate may be limited by NSLP, as appropriate, in accordance with the terms of the Act and Program Rules.

         7. No cancellation or limitation of this Certificate shall affect the guarantee coverage of Federal Consolidation Loans made prior to the effective date of such cancellation or limitation.

         8. Claims under this Certificate shall be made to NSLP as described in the Act and Program Rules.

         9. The Lender's right to make a claim under this Certificate may be assigned to a subsequent owner/transferee of a Federal Consolidation Loan guaranteed under this Certificate. However, with respect to a Federal Consolidation Loan transferred, any such transferee must be an Eligible Lender, a signatory to the NSLP Lender Agreement, and bound by the terms of the Agreement and this Certificate prior to the date of transfer of ownership.


                                             Dated:       4/27/98
                                                   -----------------------------

                                             NEBRASKA STUDENT LOAN PROGRAM, INC.


                                             Approved by:


                                             /s/ Nancy J. Wiederspan
                                             -----------------------------------
                                             Nancy J. Wiederspan, President